Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Iris Acquisition Corp (the “Company”) on Form 10-Q/A for the fiscal year ended June 30, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Sumit Mehta, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: January 14, 2025
	By:	/s/ Sumit Mehta
Sumit Mehta
Chief Executive Officer
(Principal Executive Officer)